Exhibit 10.18
[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) IS THE TYPE OF INFORMATION THAT THE REGISTRANT BOTH CUSTOMARILY AND ACTUALLY TREATS AS PRIVATE AND CONFIDENTIAL.
November 4, 2025
Christopher Doughty
[***]
Email: [***]
Re: Amendment to Employment Letter Agreement
Dear Christopher:
This letter, effective as of the date first set forth above (this “Amendment”), amends that certain employment letter agreement between you and Crescent Biopharma, Inc. (the “Company”), dated November 27, 2024 (the “Agreement”).
1.The first sentence of Section 3 of the Agreement is deleted and replaced with the following:
“3.    Annual Bonus. Commencing in 2025, you will be eligible to receive an annual performance bonus targeted at 45% of your Base Salary.”
Except as otherwise expressly amended herein, all terms and provisions of the Agreement shall remain in full force and effect. In the event of a conflict between the provisions of this Amendment and the provisions of the Agreement, the provisions of this Amendment shall control. This Amendment shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts. This Amendment may be executed in separate counterparts. When both counterparts are signed, they shall be treated together as one and the same document. PDF copies of signed counterparts shall be equally effective as originals.

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) IS THE TYPE OF INFORMATION THAT THE REGISTRANT BOTH CUSTOMARILY AND ACTUALLY TREATS AS PRIVATE AND CONFIDENTIAL.

Sincerely,

/s/ Joshua Brumm
Name: Joshua Brumm
Title:	Chief Executive Officer

Accepted and acknowledged:

/s/ Christopher Doughty
Christopher Doughty

Date:	November 4, 2025